DISPOSAL AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISPOSAL AND DISCONTINUED OPERATIONS
DISPOSAL AND DISCONTINUED OPERATIONS

19           DISPOSAL AND DISCONTINUED OPERATIONS

On August 18, 2010, the Group transferred 90% and 10% equity interests in Chuang Xin, which is a subsidiary of the VIE primarily undertaking secondary real estate brokerage business under ‘‘E-home Park’’ brand, to Syswin International and Zhi Di Investment respectively, in exchange for nil consideration from both of them. Both Syswin International and Zhi Di Investment are beneficially owned by Mr. Chen. Immediately before the disposal, the Group and Syswin International made the following arrangement to settle Chuang Xin’s debt of RMB41.4 million due to the Group:

1) The Group would forgive RMB14.4 million;

2) Syswin International would pay the remaining RMB27 million to the Group over an agreed payment schedule (RMB10 million before September 30, 2010, RMB17 million before the earlier of June 30, 2011 and 30 working days after the closing of the initial public offering). Syswin International has settled all the amount due to the Group before December 31, 2010.

Given the voting rights Qingling has in the Group (see Note 11 for details), the Group is deemed to be jointly controlled by Mr. Chen and Qingling, and the disposal was not a common control transaction. The net impact from disposal of Chuang Xin was RMB16,000 and was recognized as the loss from discontinued operation in the statement of operations (net of tax).

Additionally, before the disposal, two contracts that reflect the services of real estate sales agency undertaken by Chuang Xin have been transferred to the Group, so the results from such contracts would still be presented in continuing operations for all periods presented.

As a result of above transactions, the Group no longer has operations and cash flows from the secondary real estate brokerage services and has no significant continuing involvement in such operations after the disposal.  The revenues and expenses related to the operations of the secondary real estate brokerage services have been segregated from continuing operations and reported as discontinued operation for all periods presented. Following are revenues, and losses from discontinued operations.

	Years ended December 31,
	2009	2010
	Operating results	Operating results up to the date of disposal	Disposal of Chuang Xin		Total

Net revenue	8,571	9,245	—		9,245
Loss before income tax	(16,013)	(26,708)	(2,516	)*	(29,224)
Income tax **	3,974	6,670	2,500		9,170
Loss from discontinued operations, net	(12,039)	(20,038)	(16)		(20,054)

*The loss is the difference between the nil proceeds received by the Group and the net book value of Chuang Xin (including cash and cash equivalents of RMB7.8 million, accounts receivable of RMB 8.4 million, property and equipment of RMB 8.4 million and other current assets of RMB14.5 million, net of total liabilities, mainly accrued expenses and other current liabilities of RMB36.6 million).

** To reflect the deferred tax assets generated from net operating losses in the period available to offset future taxable income, and tax impact from disposal of investment in Chuang Xin. The Company believed that it was more likely than not that the loss from disposal of investment in Chuang Xin will be realized in the future as of December 31, 2010.